WESTERN ASSET FUNDS, INC.
                 Western Asset Government Money Market Portfolio
                      Western Asset Money Market Portfolio
                      Western Asset Intermediate Portfolio
                    Western Asset Intermediate Plus Portfolio
                          Western Asset Core Portfolio
                        Western Asset Core Plus Portfolio
                 Western Asset Inflation Indexed Bond Portfolio
                       Western Asset High Yield Portfolio
                  Western Asset Non-U.S. Fixed Income Portfolio
                 Western Asset Global Strategic Income Portfolio
                     Western Asset Enhanced Equity Portfolio

           Supplement to the Institutional and Financial Intermediary
                      Class Prospectus dated August 1, 2001

The name of the Western Asset Government Money Market Portfolio has been changed to Western Asset U.S. Government Money Market Portfolio.

The fourth sentence of the second full paragraph on page 3 of the Prospectus is replaced with the following:

         With respect to the Core Portfolio, the average duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally four to six years, although this may vary) as measured by Western Asset. With respect to the Core Plus Portfolio, the average duration is expected to range within 30% of the duration of the domestic bond market as a whole.

                    This supplement is dated May 20, 2002.